UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2006

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

1.                                       Approval of Family Dollar Stores Inc. 2006 Incentive Plan.

At the Family Dollar Stores, Inc. (the “Company”) Annual Meeting of Shareholders held on January 19, 2006 (the “Annual Meeting”), the proposal to approve the Family Dollar Stores, Inc. 2006 Incentive Plan (the “Plan”), as recommended by the Company’s Board of Directors (the “Board”) was adopted by the Company’s shareholders.   The Plan is an omnibus plan which permits the granting of a variety of award types, including non-qualified stock options and performance share rights.  The aggregate number of shares reserved and available for issuance under the Plan is 12,000,000 plus any shares covered by an award made under the Company’s 1989 Non-Qualified Stock Option Plan that is cancelled, terminates, expires, forfeits or lapses for any reason after January 19, 2006.  A description of the terms of the Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on November 30, 2005.

The foregoing does not constitute a complete summary of the terms of the Plan, and reference is made to the complete text of the Plan which is attached hereto and incorporated herein by reference as Exhibit 10.1.

2.                                       Approval of Incentive Plan Documents.

At its meeting held on January 19, 2006, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) ratified its prior approval (which was contingent upon shareholder approval of the Plan at the Annual Meeting) of the Plan, and amended the 2006 Incentive Plan Guidelines for Long Term Incentive Performance Share Rights Awards as described in the Company’s prior report on Form 8-K filed with the SEC on September 29, 2005, to reflect such shareholder approval.  The Compensation Committee also approved the 2006 Non-Qualified Stock Option Grant Program establishing the terms and conditions for future awards of non-qualified stock options to employees of the Company.  All of the documents described in this paragraph are referred to collectively as the “Incentive Plan Documents.”

The foregoing does not constitute a complete summary of the terms of the Incentive Plan Documents, and reference is made to the complete text of the Incentive Plan Documents which are attached hereto and incorporated herein by reference as Exhibits 10.2 and 10.3, respectively.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting held on January 19, 2006, the Board approved an amendment to Article III, Section 11 of the Company’s Bylaws, to reduce the minimum number of directors that may constitute a committee of the Board from two to one.

The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the full text of the Bylaws, as amended, a copy of which is attached to this report as Exhibit 3.2 and incorporated herein by reference.

Item 8.01.   Other Events.

On January 19, 2006, the Company announced that its quarterly dividend, payable April 15, 2006, would be increased to $.10 1/2 per share.

A copy of the news release issued by the Company announcing the change in the quarterly dividend is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits - The Exhibit Index immediately following this signature page is herein incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: January 24, 2006	By:	/s/ Janet G. Kelley
Janet G. Kelley
Senior Vice President-General Counsel

Exhibit Index

Exhibit No.	Document Description

3.2	Bylaws of Family Dollar Stores, Inc.

10.1	Family Dollar Stores, Inc. 2006 Incentive Plan

10.2	2006 Incentive Plan Guidelines for Long Term Incentive Performance Share Rights Awards

10.3	2006 Non-Qualified Stock Option Grant Program

99	News Release dated January 19, 2006